GUARANTY
                             (New Mexico Companies)


     THIS GUARANTY is made as of December 2, 1997 by ACME TELEVISION HOLDINGS OF NEW MEXICO, LLC, ACME TELEVISION LICENSES OF NEW MEXICO, LLC, and ACME TELEVISION OF NEW MEXICO, LLC, each a Delaware limited liability company (collectively, the "Guarantors" and each individually, a "Guarantor"), to and with CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") on behalf of CIBC Inc. and the other financial institutions who are or who become Lenders under, and as defined in, the Credit Agreement referred to below and any Affiliates of such Lenders with whom the Borrower (as defined below) shall maintain any Rate Hedging Obligations (collectively, the "Lenders").

                                    RECITALS

     A. Acme Television, LLC, a Delaware limited liability company (the "Borrower"), certain of the Lenders and the Agent are parties to that certain Credit Agreement dated as of August 15, 1997, as amended pursuant to a First Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for certain credit extensions to be made by such Lenders to the Borrower, including, without limitation, revolving advances to be evidenced by Borrower's secured Revolving Credit Notes of even date herewith issued pursuant thereto in the aggregate principal amount of $40,000,000 (as amended, restated, supplemented and otherwise modified from time to time and including all substitutions therefor and replacements thereof, the "Notes"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

     B. The Guarantors expect to receive substantial direct and indirect benefits from the Borrower pursuant to the Credit Agreement (which benefits are hereby acknowledged).

     C. It is a condition to the Agen's and such Lenders' willingness to enter into the Credit Agreement and provide to the Borrower the financing contemplated thereby that each Guarantor shall have guaranteed, subject to the terms hereof, the obligations of the Borrower under the Credit Agreement, Notes and certain other agreements as hereinafter provided, including, without limitation, the punctual payment under the Notes of both principal and interest.

     D. Each Guarantor is willing and has voluntarily and freely agreed to guaranty the payment of the aforesaid obligations as hereinafter provided.

     NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the aforesaid loan transactions and to make said loans to the Borrower, and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby covenants and agrees as follows:

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     1.  Guaranty.  (a) Each  Guarantor,  as primary  obligor  and not merely as surety, hereby absolutely, unconditionally and irrevocably guarantees: (i) the performance of all obligations of the Borrower under the Credit Agreement; (ii) the due and punctual payment in full (and not merely the collectibility) of the Notes, including without limitation all principal thereof and all interest payable thereon, at the interest rates provided therein and in the Credit Agreement and regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Borrower, any Guarantor or any of their respective Affiliates (a "Reorganization"), in each case when due and payable, according to the terms of the Notes and the Credit Agreement, whether at stated maturity, by reason of acceleration or otherwise;
(iii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Notes or the Credit Agreement, whether at stated maturity, by reason of acceleration or otherwise; (iv) the due and punctual payment in full of all such Rate Hedging Obligations as may be due from time to time; (v) the due and punctual payment in full (and not merely the
collectibility),   performance   and  observance  of  all  other   indebtedness,
liabilities, obligations, terms, covenants and conditions contained in the Loan Documents, whether now or hereafter existing, on the part of the Borrower, any Guarantor or any of their respective Affiliates to be paid, performed or observed; (vi) the accuracy of the representations and warranties made by the Borrower, the Guarantors and their respective Affiliates in the Loan Documents; and (vii) the due and punctual payment and performance in full (and not merely the collectibility) of any and all other future advances and other obligations, indebtedness, obligations and liabilities of the Borrower, the Guarantors and their respective Affiliates to the Lenders and the Agent of every kind and description, whether now existing or hereafter arising, whether direct, indirect or contingent, whether secured or unsecured, and howsoever evidenced, incurred or arising, including without limitation any future loans and advances made to the Borrower, any Guarantor or any such Affiliate by any of the Lenders prior to, during or following any Reorganization (all of the foregoing being collectively hereinafter called the "Obligations"). All Obligations paid by the Guarantors hereunder shall be paid in U.S. Dollars at the place of payment designated therefor by the Agent in immediately available funds.

     (b)  Notwithstanding  any  provision  contained  in  this  Guaranty  or any security agreement or other agreement now or hereafter securing this Guaranty including, without limitation, the Security and Pledge Agreements of even date herewith among the Guarantors and the Agent (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, collectively, hereinafter the "Security Agreement"; the foregoing, together with any and all other agreements now or hereafter securing this Guaranty being collectively referred to herein as the "Guaranty Documents") to the contrary, it is the intention and agreement of each Guarantor, the Agent and the Lenders that the obligations of such Guarantor under this Guaranty shall be valid and enforceable against such Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Guaranty creating any obligation of any Guarantor in favor of the Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of such Guarantor, the Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of such Guarantor to the Agent and the Lenders created by other provisions of this

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

Guaranty shall remain valid and enforceable. Likewise, if any sums which the Agent and the Lenders may be otherwise entitled to collect from such Guarantor under this Guaranty shall be declared to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to such Guarantor's obligations under this Guaranty, it is the stated intention and agreement of such Guarantor, the Agent and the Lenders that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Agent and the Lenders from such Guarantor and such excess sums shall nevertheless survive as a subordinate obligation of such Guarantor, junior in right to the claims of general unsecured creditors, but prior to the claims of equityholders in such Guarantor. This provision shall control every other provision of the Guaranty Documents.

     (c) This Guaranty (as the same may be amended, modified, supplemented, replaced or extended from time to time) and all obligations, indebtedness or liabilities of the Guarantors arising hereunder shall be secured by the Security Agreement.

     2. Subsequent Changes. Each Guarantor expressly agrees that the Agent and each Lender may, in its sole and absolute discretion, without notice to or further assent of such Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of such Guarantor hereunder: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, the Obligations; (ii) modify, amend or change any provisions of the Obligations; (iii) grant extensions or renewals of or with respect to the Obligations, and/or effect any release, compromise or settlement in connection therewith; (iv) agree to the substitution, exchange, release or other disposition of the Borrower or of all or any part of the collateral securing the Obligations; (v) make advances for the purpose of performing any term or covenant contained in the documents evidencing the Obligations, with respect to which the Borrower shall be in default; (vi) subject to the provisions of the Credit Agreement, assign or otherwise transfer the Obligations, including, without limitation, this guaranty, or any interest therein; (vii) deal in all respects with the Borrower, the Obligations or any collateral securing the Obligations as if this guaranty were not in effect; (viii) extend credit to the Borrower whether or not (A) notice of election to terminate any of the Loan Documents or any other agreement among the Agent, the Lenders and the Borrower has been given by the Agent or the Borrower, (B) the limit of borrowings under the Loan Documents has been or will be exceeded or (C) any Event of Default, or any event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred under the Loan Documents or any other agreement among the Agent, the Lenders and the Borrower; (ix) replace any existing obligations and the documentation therefore with an amended and restated obligation and the documentation therefor; and (x) settle or compromise any or all of the obligations with the Borrower, and/or any other person or persons liable therein, and/or subordinate the payment of same or any part hereof to the payment of any other debts or claims which may at any time be due or owing to the Agent, any Lender and/or other person.

     3. Direct and Absolute Obligation. The liability of each Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Agent or any Lender of any remedies it may have against the Borrower or any other party with respect to the Obligations, whether pursuant to the terms of the Loan Documents or otherwise. The obligations of each Guarantor under this Guaranty shall be absolute and unconditional,

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

irrespective of the genuineness, validity, regularity, enforceability or priority of the Loan Documents, the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor and without regard to any counterclaim, setoff, declaration or defense of any kind which any party obligated under the Loan Documents or any other document evidencing or securing any of the Obligations may have or assert. No exercise or nonexercise by the Agent or any Lender of any right given to it hereunder or under the Loan Documents, and no change, impairment or suspension of any right or remedy of the Agent or any Lender, shall in any way affect any of such Guarantor's obligations hereunder or give such Guarantor any recourse against the Agent or any Lender. Without limiting the generality of the foregoing, neither the Agent nor any Lender shall be required to make any demand on the Borrower and/or any other party, or otherwise pursue or exhaust its remedies against the Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against such Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against such Guarantor, either in the same action, if any, brought against the Borrower and/or any other party, or in separate actions, as often as the Agent, in its sole discretion, may deem advisable.

     4. Waivers. (a) Each Guarantor hereby expressly waives: (i) diligence, presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Guaranty and of presentment, demand, dishonor and protest;
(iii) demand for observance or performance of, or enforcement of, any terms or provisions of this Guaranty or the Loan Documents; (iv) notice of extensions of credit by the Agent or the Lenders to the Borrower and of any change in the rate at which interest accrues under the Loan Documents or the other Obligations; (v) all other notices and demands otherwise required by law which such Guarantor may lawfully waive; (vi) the right to assert in any action or proceeding hereupon any setoff, counterclaim or other claim which it may have against the Agent or any Lender; and (vii) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof. As further consideration for the loan or loans by the Agent and the Lenders to the Borrower and as a material inducement to the Agent and the Lenders to make the loan or loans and accept this Guaranty, each Guarantor hereby irrevocably waives, disclaims and relinquishes all claims, whether based in equity or law, whether by contract, statute or otherwise, that such Guarantor might now or hereafter have against the Borrower or any other person that is primarily or contingently liable on the Obligations guarantied hereby or that arise from the existence or performance of such Guarantor's obligations under this Guaranty, including, but not limited to, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of the Borrower against the Agent or any Lender or any collateral security that the Agent or any Lender now has or hereafter acquires.

     (b) Each Guarantor is presently informed of the financial condition of the Borrower and of all of the circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the obligations. Each Guarantor hereby covenants and agrees that such Guarantor will continue to keep itself informed of the Borrower's financial condition, the status of other guarantors, sureties, or other parties liable with respect to the Obligations, if any, and of all of the circumstances which bear upon the risk of nonpayment. Absent a written request for such information by such Guarantor to the Agent, such Guarantor hereby waives its right if any,

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

to require the Agent to disclose to such Guarantor any information which the Agent may now or hereafter require concerning such condition or circumstances, including, without limitation, the release of or revocation by any other guarantor or other party liable with respect to the Obligations.

     5. Unenforceability of Obligations against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by such Guarantor.

     6. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that this Guaranty constitutes an instrument for the payment of money, and consents and agrees that Agent, at its sole option on behalf of Lenders, in the event of a dispute by such Guarantor in the payment of monies due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

     7. Representations and Warranties. Each Guarantor hereby represents and warrants to the Agent and the Lenders (which representations and warranties shall survive the delivery of this Guaranty) that:

          (a) Such Guarantor (i) is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in the State of New Mexico and in each jurisdiction where because of the nature of its business or property such qualification is required, except where failure to be so qualified would not have a Material Adverse Effect, (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute and deliver, and perform its obligations under, the Guaranty Documents to which it is a party or signatory.

          (b) The execution and delivery of, and performance by such Guarantor of its obligations under, the Guaranty Documents are within its power, have been duly authorized by all requisite action and do not and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the articles of organization or operating agreement of such Guarantor or any indenture, agreement or other

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

               instrument to which such Guarantor is a party, or by which such Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any such indenture, agreement or instrument except where such violation, conflict or default would not have a Material Adverse Effect. Each of the Guaranty Documents constitutes the valid and binding obligation of such Guarantor enforceable against it in accordance with its terms subject, however, to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

          (c) Except as set forth in Section 4.04 of the Credit Agreement, such Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency, or any other person, in connection with or as a condition to the execution, delivery or performance of any of the Guaranty Documents.

          (d) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency, including any arbitration board or tribunal, now pending or, to the knowledge of such Guarantor, threatened (nor is any basis therefor known to such Guarantor), (i) which questions the validity of any of the Guaranty Documents, or any action taken or to be taken pursuant hereto or thereto, or (ii) against or affecting such Guarantor which, if adversely determined, either in any case or in the aggregate, would have a Material Adverse Effect.

          (e) Such Guarantor is not in violation of any provision of its articles of organization or operating agreement and, except as set forth in the Credit Agreement, such Guarantor is not in violation of any material indenture, agreement or instrument to which it is a party or by which it is bound or, to the best of such Guarantor's knowledge and belief, of any provision of law, or any order, judgment or decree of any court or other agency of government, the violation of any of which could have a Material Adverse Effect.

          (f) Such Guarantor is solvent as set forth in Section 4.11 of the Credit Agreement; such Guarantor is not contemplating either the filing of a
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

               petition by such Guarantor under any state or federal bankruptcy or insolvency laws or, except as provided in the Credit
               Agreement, the liquidating of all or a major portion of its property; and such Guarantor has no knowledge of any person contemplating the filing of any such petition against it.

     8. Affirmative and Negative Covenants. Each Guarantor hereby covenants and agrees that, until payment in full of the Obligations, such Guarantor will:

          (a) Furnish to the Agent the financial statements as required under the Credit Agreement and such other information regarding the business affairs and financial condition of such Guarantor, as the Agent may reasonably request.

          (b) Permit employees, agents and representatives of the Agent and the Lenders to inspect, at any time during normal business hours, its premises and its books and records and to make abstracts or reproductions thereof as and to the extent provided by the Credit Agreement. In connection with any such inspections, the Agent will use reasonable efforts to avoid an unreasonable disruption of the Companies' businesses and, to the extent possible or appropriate absent any Default (as defined in the Credit Agreement), will give reasonable notice thereof.

          (c) Not dissolve, liquidate, merge or consolidate such Guarantor or otherwise modify such Guarantor's limited liability company existence or name, except as expressly provided in the Credit Agreement, provided such Guarantor may merge with and into the Borrower or any of the other Guarantors or Companies with the Borrower or such other entity as the surviving entity; and, except as expressly provided in the Credit Agreement, not amend its articles of organization or operating agreement in any manner that could have a Material Adverse Effect (it being expressly agreed that the inclusion in any such charter documents of any provisions similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code is prohibited under this Section); and not take any action to contravene the terms of the Credit Agreement.

          (d) Comply with all of the covenants and other provisions of the Credit Agreement which apply to it.

     9. Events of Default. In each case of the happening of an "Event of Default" as defined in the Credit Agreement (each of which is herein sometimes called an "Event of Default"), then and upon any such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Agent on behalf of the Lenders (or automatically in the case of certain Events of Default as specified in the Credit Agreement), the Notes and the Obligations and any and all other obligations of the Borrower and each Guarantor and either of

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

them to the Agent and the Lenders shall for the purposes of this Guaranty immediately become due and payable, both as to principal and interest, without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such Obligations to the contrary notwithstanding.

     10. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the Agent at the address provided for Agent in the Credit Agreement and to each Guarantor at the address provided for Borrower in the Credit Agreement or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

     11. Place of Payment. Any payments made by any Guarantor under the provisions of this Guaranty shall be made to the Agent at its office at the address set forth above unless some other address is hereafter designated by the Agent.

     12. Setoff. Each Guarantor hereby agrees that the Agent and the Lenders shall have a lien and upon the occurrence and during the continuance of an Event of Default a right to setoff for all liabilities whether or not matured arising out of this Guaranty upon and against all deposits, credits, and property of such Guarantor now or hereafter in the possession or control of the Agent or any Lender or in transit to it, whether or not Agent and Lenders are otherwise fully secured.

     13. Subordination, Assignment & Transfer. Until the payment and performance in full of all Obligations, each Guarantor shall not accept or retain any distribution or other payment from the Borrower unless the same is permitted under the terms of the Credit Agreement or otherwise consented to by the Required Lenders. Each Guarantor further agrees with the Agent and the Lenders
(a) that all of the present and future indebtedness of the Borrower to such Guarantor shall be and hereby is subordinated to, assigned and transferred as collateral to the Agent on behalf of the Lenders and pledged and made security for the payment of all Obligations; (b) that such Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as the Agent may request further to evidence the assignment hereby agreed to and made; and (c) that such Guarantor hereby appoints irrevocably the Agent as such Guarantor's attorney-in-fact in its name to demand and enforce payment of said indebtedness, to prove all claims, receive all dividends and take all other action on said indebtedness in any liquidation or any proceedings whatsoever affecting the Borrower or its property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors and in general to do any act or take any action in regard to said indebtedness which such Guarantor might otherwise do.

     14. Termination of Guaranty. This Guaranty is a continuing Guaranty and shall remain in full force and effect until the indefeasible payment in full in cash (or other property

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


acceptable to the Lenders, in their sole discretion) of the Obligations or the termination by the Agent, the Lenders and the Borrower of the Credit Agreement.

     15. Borrower's Insolvency. The obligations of each Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its estate, in bankruptcy or reorganization resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other statute or from the decision of any court. Each Guarantor agrees that in the event any amounts referred to herein are paid in whole or in part by the Borrower or by such Guarantor, such Guarantor's liability hereunder shall continue and remain in full force and effect in the event that all or any part of any such payment is recovered from the Agent or any Lender as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. Each Guarantor further agrees that this Guaranty includes the costs incurred by the Agent and any Lender in defending any claim or suit seeking such recovery.

     16. Nonwaiver of Rights. All rights and remedies afforded to the Agent and the Lenders by reason of this Guaranty and the Loan Documents or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Agent or any Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Agent and the Lenders unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Agent and the Lenders, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

     17. Obligations Joint and Several. The obligations of each Guarantor hereunder shall be joint and several with each other Guarantor hereunder.

     18. CONSENT TO JURISDICTION. EACH GUARANTOR, TO THE EXTENT THAT SUCH GUARANTOR MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF SUCH GUARANTOR'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS GUARANTY AND THE GUARANTY DOCUMENTS, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS SUCH GUARANTOR MAY HAVE AS TO VENUE INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, SUCH GUARANTOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR IN CARE OF THE

BORROWER AT THE ADDRESS PROVIDED IN THE CREDIT AGREEMENT. TO THE EXTENT SUCH GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

     19. WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN OR WITH RESPECT TO THIS GUARANTY, THE GUARANTY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

     20. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and performed in said state. It is intended that this Guaranty shall take effect as a sealed instrument.

     21. Successors. This Guaranty shall inure to the benefit of, and be enforceable by, the Agent and its permitted successors and assigns as provided in the Credit Agreement on behalf of the Lenders, and shall be binding upon, and enforceable against, each Guarantor and its successors and assigns.

     22. Severability. In case this Guaranty or any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been included.

     23. Section Headings. The section headings in this Guaranty are inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

     24. Agency. The parties hereto, and any person not a party hereto for whose benefit the Agent acts hereunder, acknowledge that the Agent has been requested to act as agent for the Lenders hereunder pursuant to the terms of the Credit Agreement, and that the Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, the Lenders and each of them. Without limiting the generality of the foregoing, the Agent is authorized to execute and deliver, from time to time, on behalf of the Lenders, any and all amendments and modifications to this Guaranty and any and all waivers to any conditions herein or any Event of Default hereunder. The parties hereto acknowledge and agree that the acts and representations of the Agent hereunder shall be binding upon the Lenders.

     25. Inconsistencies. Any inconsistencies between the provisions of this Agreement and the Credit Agreement shall be governed by a reference to the provisions of the Credit Agreement.

     IN WITNESS WHEREOF, each party hereto has caused this Guaranty to be duly executed by its duly authorized officer under seal as of the day and year first above written.

                                           GUARANTORS:


                                           ACME TELEVISION HOLDINGS OF NEW
                                           MEXICO, L.L.C.



                                           By:/s/Douglas E. Gealy
                                              ----------------------------
                                              Douglas E. Gealy, President


                                           ACME TELEVISION LICENSES OF NEW
                                           MEXICO, L.L.C.


                                           By:/s/Douglas E. Gealy
                                              ----------------------------
                                              Douglas E. Gealy, President


                                           ACME TELEVISION OF NEW MEXICO, L.L.C.


                                           By:/s/Douglas E. Gealy
                                              ----------------------------
                                              Douglas E. Gealy, President



                                           AGENT:


                                           CANADIAN IMPERIAL BANK OF
                                           COMMERCE, NEW YORK AGENCY


                                           By:/s/Matthew Jones
                                              ---------------------------
                                              Matthew Jones, Executive Director,
                                              CIBC Oppenheimer Corp., as agent